Restructuring expense	6 Months Ended
Jun. 30, 2026
Restructuring Expense [Abstract]
Restructuring expense	Restructuring expense
On June 10, 2025, Molecular Partners announced a planned operational efficiency initiative (“restructuring 2025”), which included a reduction in headcount within R&D. As a result, 34 positions - primarily in R&D, but also some supporting functions - were impacted.
For the six months ended June 30, 2025, the Group recognized TCHF 2,617 as expenses. For the six months ended June 30, 2026, no restructuring expense was recognized and there was no remaining accrual. The restructuring charges primarily consisted of personnel related cost.